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                                                                    Exhibit 10.3

                            FIRST SAVINGS BANK, SLA
                            OMNIBUS INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Bank is a member or (ii) an unincorporated trade or business which is under common control with the Bank as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 14. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (d)  "Bank" means First Savings Bank, SLA.

     (e) "Board of Directors" or "Board" means the board of directors of the Bank.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 1 5(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors
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comprising the Incumbent Board, or whose nomination for election by the Bank's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Bank, by someone other than the current management of the Bank, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Committee" means a committee consisting of at least two members of the Board of Directors which are defined as Outside Directors, all of whom are "disinterested directors" as such term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") as promulgated by the Securities and Exchange Commission.

     (h) "Common Stock" means the Common Stock of the Bank, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 18 hereof.

     (i)  "Date of Grant" means the effective date of an Award.

     (j) "Directors' Awards" means awards of non-statutory stock options and/or Stock Awards pursuant to the terms of Section 12.

     (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (l) "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     (m)  "Effective Date" means July 12, 1996, the effective date of the Plan.

     (n) "Employee" means any person who is currently employed by the Bank or an Affiliate, including officers, but such term shall not include Outside Directors.

     (o) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (p) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is no longer reported on the Nasdaq Stock Market, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (q)  "Holding Company" means First Savings Bancshares, MHC.

     (r) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7.

     (s) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8.

     (t) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 6, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under
Section 7 as a Non-Statutory Stock Option.

     (u) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6, 7 or 12 of the Plan.

     (v) "Outside Director" means a member of the Board of Directors of the Bank or its Affiliates, who is not also an Employee.

     (w) "Participant" means any Employee who holds an outstanding Award under the terms of the Plan.

     (x) "Retirement" with respect to a Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve on the Board of Directors of the Bank or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Bank or its Affiliates. With respect to an Outside Director, "Retirement" means the termination of service from the Board of

Directors of the Bank or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Bank (or Affiliate's) bylaws, or by reaching age 65, except that an Outside Director shall not be deemed to have retired for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

     (y) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 of this Plan may be contingent upon the occurrence of named events or the attainment of named performance goals.

     (z) "Termination for Cause" shall mean termination because of a material loss to the Bank or one of its subsidiaries caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or its subsidiaries.

     (aa) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (bb) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.   ADMINISTRATION.
     --------------

     (a) The Plan as regards Awards to employees of the Bank or its Affiliates, shall be granted and administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     (b) The Plan as regards Awards to non-employee Directors of the Bank or its Affiliates is self administering. The grant of Awards to non-employee Directors is made here in this Plan. Actual transference of the Award requires no, nor allows any discretion by the Trustee.

3.   TYPES OF AWARDS.
     ---------------

     The following Awards may be granted under the Plan:

     (a)  Non-statutory Stock Options;
     (b)  Incentive Stock Options;
     (c)  Stock Awards;
     (d)  Directors' Awards

     as described below in paragraphs 6 through 12 of the Plan.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 18, the maximum number of shares reserved for Awards under the Plan is 78,000 shares. Subject to adjustment as provided in Section 18, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 60,000 shares. The maximum number of the shares reserved for award as Stock Awards shall not exceed 18,000 shares. These shares of Common Stock maybe either authorized but unissued shares or authorized shares previously issued and reacquired by the Bank. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire, are forfeited or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     All Employees shall be eligible to receive Awards under the Plan. Outside Directors shall not be eligible to receive Awards under the Plan, except for Awards under Section 12 of this Plan, "Directors' Awards." An Outside Director who is a former Employee may, however, continue to hold unexercised or unvested Awards granted while such person was an Employee.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan, from time to time, grant Non-statutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a)  Exercise Price. The Exercise Price of each Non-statutory Stock Option
          --------------
shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Bank's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 of the Plan.

     (b)  Terms of Options. The term during which each Non-statutory Stock
          ----------------
Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock

Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non statutory Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c)  Termination of Employment.  Notwithstanding any provisions set forth
          -------------------------
herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability or death, or in the event of a change in control, all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a)  Exercise Price.  The Exercise Price of each Incentive Stock Option
          --------------
shall be not less than 100% of the Fair Market Value of the Bank's Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Bank (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Bank, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Bank's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 14 of the Plan.

     (b)  Amounts of Options.  Incentive Stock Options may be granted to any
          ------------------
Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed

$100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 7 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 of the Plan.

     (c)  Terms of Options.  The term during which each Incentive Stock Option
          ----------------
may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Participant to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d)  Termination of Employment.  Unless otherwise determined by the
          -------------------------
Committee, upon the termination of a Participant's service for any reason other than Disability, death, Termination for Cause, or in the event of a Change in Control, the Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability, death, or in the event of a Change in Control, all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     (e)  Compliance with Code.  The Options granted under this Section 7 of the
          --------------------
Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Bank makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as non-statutory Stock Options.

8.   LIMITED RIGHTS.
     --------------

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  In no event shall a Limited Right be exercisable in
          ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control that is not accounted for as a "pooling of interests," as that term is opined upon by a certified public accountant chosen by the Bank.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b)  Payment.  Upon exercise of a Limited Right, the holder shall promptly
          -------
receive from the Bank an amount of cash or some other payment option found in
Section 13, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less applicable tax withholding as set forth in Section 19.

9.   STOCK AWARDS.
     ------------

     The Committee may, subject to the limitations of the Plan, from time to time, make an Award of some number of shares of Common Stock. The Awards shall be made subject to the following terms and conditions:

     (a)  Payment of the Stock Award.  The Stock Award may only be made in whole
          --------------------------
shares of Common Stock. Shares used in payment may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b)  Stock Award Agreement.  Each Stock Award Agreement shall set forth:
          ---------------------

               (i)  the period over which the Stock Award may vest;

             (ii) the performance goals, if any, which must be satisfied prior to the vesting of any portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (c)  Certification of Attainment of the Performance Goal.  No Stock Award
          ---------------------------------------------------
that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (d) The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest, provided that all Stock Awards shall immediately vest in full upon the termination of employment due to Disability or death of the Participant or in the event of a Change in Control. The Committee, notwithstanding other paragraphs in this Section, in its sole discretion may accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (e) Except to the extent if any as may be permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

             (i) The recipient of a Stock Award payable in shares shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until full vesting has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed a prohibited encumbrance.

             (ii) Stock Awards shall not be transferrable other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order. The designation of a beneficiary does not constitute a transfer.

             (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the written consent of the Committee, be sold or otherwise disposed of within six months following the date of grant of the Award.

     (f)  Accrual of Dividends.  Whenever Stock Awards are distributed to a
          --------------------
recipient or a beneficiary under the Plan, such recipient or beneficiary shall also be entitled to receive, with respect to each Stock Award paid, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

     (g)  Voting of Stock Awards.  After a Stock Award has been granted, the
          ----------------------
Participant shall be entitled to direct the Trustee as to the voting of the Common Stock which the Stock Award covers and which have not yet been earned and distributed to the Participant pursuant to the Plan, subject to the rules and procedures adopted by the Committee for this purpose. All shares of common stock held by the Trust as to which recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Common Stock covered by Stock Awards which have been awarded and voted.

10.  DIVIDEND EQUIVALENT RIGHTS.
     --------------------------

     Simultaneously with the grant of any option to an Employee, the Committee may grant a Dividend Equivalent alent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  The Dividend Equivalent Right provides the Employee
          ---------------
with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Bank on shares of Common Stock subject to an Option. The Dividend Equivalent Right is transferable only when the underlying option is transferable and under the same conditions.

     (b)  Payment.  Upon the payment of an extraordinary dividend, the holder of
          -------
a Dividend Equivalent Right shall promptly receive from the Bank an amount of cash or some other payment option found in Section 13, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying option. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

     (c)  Extraordinary Dividend. For purposes of this Section 10, an
          ----------------------
extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.  EQUITABLE ADJUSTMENT RIGHT.
     --------------------------

     Simultaneously with the grant of any Option under this Plan, in the alternative to a Dividend Equivalent Right the Committee may grant an Equitable Adjustment Right.

     Upon the payment of an extraordinary dividend (as such term is defined in Section 10(c)), the Committee may adjust the number of shares and/or the Exercise Price of the Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

12.  DIRECTORS' AWARDS.
     -----------------

     Awards to Outside Directors under this Plan ("Directors' Awards") are made in the plan in the form of Non-statutory Stock Options and Stock Awards. Directors' Awards shall be made subject to the following terms and conditions:

     (a)  Initial Grant of the Directors' Award. Each Outside Director who is
          -------------------------------------
serving on the Board of Directors on the Effective Date of this Plan shall receive Non-statutory Stock Options for 3,000 shares of Common Stock, each with an Equitable Adjustment Right pursuant to Section 11, and Stock Awards for 900 shares of Common Stock as of the Effective Date of the Plan.

     (b)  Grants to Subsequent Outside Directors. To the extent shares are
          --------------------------------------
available for grant under the Plan, each Outside Director who is first appointed as a director subsequent to the Effective Date ("Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve as an Outside Director, Non-statutory Stock Options for 3,000 shares of Common Stock, each with an Equitable Adjustment Right pursuant to Section 11, and Stock awards for 900 shares of Common Stock, subject to adjustment pursuant to Section 18, or pro rata amounts of Options and Stock Awards of such lesser number of shares of Common Stock as remain under reserve but not granted under the Plan.

     If shares for sufficient options are not available under the Plan to fulfill the grant of Options and Stock Awards under this paragraph (b) to any Subsequent Outside Director, and thereafter shares become available, such Subsequent Outside Director shall then receive pro rata amounts of Options and Stock Awards, determined by dividing pro rata among each Subsequent Outside Director, the number of shares then available, not to exceed the amount granted with respect to Subsequent Outside Directors, subject to adjustment under
Section 18 as appropriate. The date of grant shall be the date shares for such Directors' Awards become available.

     (c)  Vesting.  The Non-statutory Stock Options and the Stock Awards made
          -------
under this section will vest over a three-year period, with one-third of the initial number of each Option and Stock Award vesting each year in which the Outside Director remains on the Board, commencing with the first anniversary of the date of the grant of the Directors' Award.

     (d)  Exercise Price.  The Exercise Price of each Directors' Award Non-
          --------------
statutory Stock Option shall equal the Fair Market Value of the Common Stock on the date of the grant of the Option. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 14 of the Plan.

     (e)  Terms of Directors' Award Non-statutory Stock Options.  The term
          -----------------------------------------------------
during which each Non-statutory Stock Option may be exercised shall be 10 years from the Date of Grant. The shares comprising each installment may be purchased in whole or in part at any time during the term of such option.

     (f)  Accrual of Dividends on Stock Awards. Whenever Stock Awards are paid
          ------------------------------------
out to an Outside director or a beneficiary under this section, such Outside Director or beneficiary shall also be entitled to receive, with respect to each Stock Award paid, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

     (g)  Voting of Stock Awards.  After a Stock Award has been granted under
          ----------------------
this section, the Outside Director shall be entitled to instruct the Trustee as to the voting of the Common Stock that the Stock Award covers and that has not yet been earned and distributed to him pursuant to the Plan, subject to the rules and procedures adopted by the Committee for this purpose. Shares underlying a Stock Award regarding which an Outside Director has not issued instructions, shall be voted by the Trustee in accordance with the terms of paragraph 9(g) of the Plan.

     (h)  Death or Disability of a Director.  If the service of an Outside
          ---------------------------------
Director as a member of the Board is terminated due to death or Disability, and the Directors' Award made has not yet vested as provided in this Section 12, such Directors' Award shall be deemed to be fully vested upon the date of termination from service on the Board.

     (i)  Forfeiture.  If the service of an Outside Director as a member of the
          ----------
Board is terminated for any other reason, to the extent that the Outside Director has not become vested in a Director Award as provided in this Section 12, such Directors' Award shall be forfeited immediately upon such termination and the Outside Director shall have no further rights with respect to such Directors' Award.

     (j)  Amendment of Director Award Terms.  The provisions of the Plan
          ---------------------------------
relating to the number of shares of Common Stock subject to a Directors' Award and the timing of such Awards may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules thereunder or as permitted by the rules promulgated under Section 16(b) of the Exchange Act.

13.  PAYOUT ALTERNATIVES.
     -------------------

     Payments due to a Participant upon the exercise or redemption of an Award may be made according to the following terms and conditions:

     (a)  Discretion of the Committee.  The Committee has the sole discretion to
          ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in distributing payments for all Awards. If the Committee requests any or all Participants to make an election as to form of payment, it shall not be considered bound by the election.

     (b)  Payment in the form of Common Stock.  Any shares of Common Stock
          -----------------------------------
tendered in payment of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock at the time of the payment. The Committee may use Common Stock in Treasury or may direct the market purchase of such Common Stock to satisfy its obligations under this Plan.

14.  ALTERNATE OPTION PAYMENT MECHANISM.
     ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a)  Cash Payment.  The exercise price may be paid in cash or by check.
          ------------

     (b)  Borrowed Funds.  To the extent permitted by law, the Committee may
          --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  Exchange of Common Stock.  (i) The Committee may permit payment by the
          ------------------------
tendering of previously acquired shares of Common Stock. This includes the use of "Pyramiding Transactions" whereby some number of Options are exercised. The shares gained through the exercise are then tendered back to the Plan as payment for some other number of Options. This transaction may be repeated as needed to exercise all of the Options available.

     (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

15.  RIGHTS OF A SHAREHOLDER:  NONTRANSFERABILITY.
     --------------------------------------------

     No Participant or Outside Director shall have any rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Bank or its Affiliates or interferes in any way with the right of the Bank or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code and the rules promulgated pursuant to
Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant or Outside Director other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order.

16.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement, executed by the Participant or Outside Director and the Bank or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Board of Directors, tax law consideration or applicable securities law.

17.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant or Outside Director may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Bank and may be revoked in writing. If a Participant or Outside Director fails effectively to designate a beneficiary, then the Participant's or Outside Director's estate will be deemed to be the beneficiary.

18.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock of the Bank by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares. or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Bank, the Committee will make such adjustments to prevent dilution or enlargement of the rights of the Participant or Outside Director, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of stock that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of stock underlying Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such options.

     No such adjustments may, however, materially change the value of benefits available to a Participant or Outside Director under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Bank.

19.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. If this Plan meets the requirements under 17 C.F.R. (S)240.16b-3 under the Exchange Act ("Rule 16b-3"), then any withholdings shall comply with Rule 16b-3 or any amendment or successive rule.

20.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Awards with a stock basis, including Stock Awards and Limited Rights, unless permitted by the rules promulgated to Section 16(b) of the Exchange Act shall not be amended more than once every six months other than to comport with the Internal Revenue Code or the ERISA, if applicable and provided further that, if it has been determined by the Board of Directors to continue to qualify the Plan under Rule 16b-3, shareholder approval to the extent required by such rule or any successor to such rule, shall be required for any such modification or amendment which:

     (a) materially increases the maximum number of shares for which Awards may be granted under the Plan (subject, however, to the provisions of Section 18 hereof);

     (b) reduces the exercise price at which Awards may be granted (subject, however, to the provisions of Section 18 hereof);

     (c) extends the period during which Awards may be granted or exercised beyond the terms originally prescribed; or

     (d) changes the persons subject to Section 16 of the Exchange Act eligible to participate in the Plan.

     Failure to ratify or approve amendments or modifications to subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may affect the rights of a Participant or Outside Director under an outstanding Award without the written permission of such Participant or Outside Directors.

21.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective on July 12, 1996, after being presented to shareholders for ratification for purposes of: (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act; (ii) obtaining preferential tax treatment for Incentive Stock Options; and (iii) maintaining listing on The Nasdaq Stock Market. The failure to obtain shareholder ratification will not affect the validity of the Plan and the options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

22.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant or Outside Director, adversely affect his vested rights under a previously granted Award.

23.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of New Jersey and applicable federal law.

24.  COMPLIANCE WITH SECTION 16.
     --------------------------

     If this Plan is qualified under Rule 16b-3-3 (or any successor rule), with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

25.  DELEGATION OF AUTHORITY.
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award Agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the plan to the executive officer(s) of the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Bank for determinations to be made pursuant to the Plan, including the attainment of Performance Goals. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.



               [remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Bank has established this Plan, as amended and restated, to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the ______ day of ______________, 1996.


[CORPORATE SEAL]                    FIRST SAVINGS BANK, SLA


____________________________        By:  ________________________________
Date                                     Chief Executive Officer


ADOPTED BY THE BOARD OF DIRECTORS:


____________________________        By:  ________________________________
Date                                     Secretary



APPROVED BY STOCKHOLDERS:


____________________________        By:  ________________________________
Date                                     Secretary